Information about the main subsidiaries (Details Narrative) - ARS ($)	Feb. 11, 2025	Jun. 30, 2025	Jun. 30, 2024
Description of agreement of Santa Rita Plaza	agreement to cover the expenses of creating the Santa Rita Plaza (approximately 1,757 m² in area) in the amount of ARS 1,027,360,977.52 (amount expressed in full with decimals), which was executed in due time and form; and (ii) covering the remaining 21,562.41 square meters of green space
Non-controlling interest		$ 30,351	$ 27,375